Putnam
Master
Intermediate
Income Trust


ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

9-30-98


[LOGO: BOSTON * LONDON * TOKYO]


Fund highlights

* "Periods of fear and uncertainty have often proved the best time to invest. . . . Since World War II, no bear market has lasted longer than two years, and nothing now suggests anything that would break the mold and subject us to a catastrophe the likes of which we haven't seen in this country since the 1930s."

                          -- SmartMoney, November 1998

* "A flexible, trisector strategy has always been one of Putnam Master Intermediate Income Trust's most prized features, particularly during periods of market volatility. Having the ability to invest the fund's assets in fixed-income markets around the world has enabled us to meet this past year's unique challenges head on. When some investment sectors came under pressure, having exposure to others helped buoy performance."

                          -- Jennifer E. Leichter, fund manager

   CONTENTS

 4 Report from Putnam Management

 9 Fund performance summary

12 Portfolio holdings

32 Financial statements



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

The concept of diversification was invented for markets such as we have seen over the past year. The profits forgone by avoiding more aggressive investments in rising markets are gladly forgiven, the benefits of spreading risks among a variety of securities happily accepted in turbulent times such as these.

By playing to the strengths and de-emphasizing the vulnerabilities of Putnam Master Intermediate Income Trust's trisector portfolio, the fund's managers were able to moderate the effects of a volatile market climate during the period. Thus fiscal 1998 results, while not positive, were showing neither the sharp declines nor the solid gains of many single-sector portfolios in the prevailing environment.

Shortly after the close of the fiscal year, David L. Waldman was appointed to your fund's management team. David joined Putnam in 1997 following positions with Lazard Freres Asset Management and Goldman Sachs Asset Management. He has 10 years of investment experience.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
November 18, 1998



Report from the Fund Managers
Jennifer E. Leichter, lead manager
D. William Kohli

Throughout the 12 months ended September 30, 1998, resurgent financial and political instability in many of the world's developing countries unnerved even the most experienced investors. Knee-jerk reactions to the turmoil had a dramatic effect on securities markets around the globe -- and not necessarily for the right reasons. As Asia's woes intensified and Russia's currency crisis hit the boiling point, equity and fixed-income investors worldwide rushed to the relative safety of developed-country government bonds at the expense of all credit-sensitive sectors.

While Putnam Master Intermediate Income Trust did not escape the volatility unscathed, its trisector investment strategy helped cushion the more severe blows experienced by certain fixed-income areas. The fund closed fiscal 1998 in positive territory, producing a total return of 0.86% at net asset value and 3.91% at market price. For complete performance information, please refer to the summary that begins on page 9.

* MARKET LEADERSHIP CHANGES AS INVESTORS' CONCERNS MOUNT

Signs of recession overseas, an unexpectedly weak U.S. employment report, lower-than-expected corporate earnings forecasts, Russia's financial collapse, and broad-based selling of high-yield debt by highly leveraged, distressed hedge funds created a sky-is-falling atmosphere late in the fiscal period. In response, investors began selling off just about any fixed-income security that involved credit risk.

The intense bouts of market turbulence -- followed by a global flight to quality -- dramatically reversed the pattern of market leadership that had prevailed over the past several years. The fund's high-yield and investment-grade corporate positions suffered a severe setback, eradicating nearly seven years of price gains, while U.S. Treasury securities and mortgage-backed issues emerged as the portfolio's dominant performers. The core bond markets of Europe held firm and helped offset plunging emerging-markets debt.

Despite the price declines, we chose to stay the course and maximize yield potential by emphasizing high-yield bonds, high-grade corporate issues, mortgage-backed securities, and a little bit of emerging-markets debt. We believe that by overweighting these sectors in combination with some exposure to U.S. government securities, your fund's portfolio can offer the potential to outperform the broad fixed-income market over the long term.

* HIGH-YIELD AND INVESTMENT-GRADE CORPORATE BONDS STILL A FOCUS

In our opinion, investors' sudden aversion to the risks associated with corporate debt this past summer had more to do with global investor sentiment than with the current business and economic fundamentals in the United States. In our view, a favorable backdrop continues to exist for investing in high-yield and investment-grade corporate bonds. Economic growth appears solid. Corporate profitability is healthy. Inflation is subdued. Interest rates are declining. Merger and acquisition activity is still brisk. Defaults remain low. And the fiscal health of corporate America and the U.S. government is far better than it has been in years. For these reasons, combined with Putnam's ability to conduct extensive credit research, we remain committed to maintaining your fund's heavy weighting to this area of the fixed-income market.

We emphasized bonds in the telecommunications, broadcasting, cable, and finance industries throughout the fiscal year. The ongoing consolidation, deregulation, and dynamic long-term growth potential of these industries bode well for companies that are focused and driven.

[GRAPHIC OMITTED: horizontal bar chart of TOP FIVE COUNTRY ALLOCATIONS (INTERNATIONAL SECTOR)]

TOP FIVE COUNTRY ALLOCATIONS*
(INTERNATIONAL SECTOR)

United Kingdom     6.0%

Germany            5.5%

Mexico             2.5%

France             1.7%

Brazil             1.0%


Footnote reads:
*Based on net assets as of 9/30/98. Holdings will vary over time.


* U.S. TREASURY BOND PRICES SOAR TO HISTORIC HEIGHTS

The U.S. Treasury market has rallied impressively since the Asian financial debacle first affected the world's bourses last October. Investors continued to flock to the high credit quality of U.S. Treasury bonds throughout the fiscal period. With each new wave of investor uncertainty, the yield on the bellwether 30-year Treasury bond -- which moves in the opposite direction from its price -- inched inexorably toward historic lows. As other sectors of the market came under considerable pressure, your fund's U.S. Treasury holdings significantly helped performance.

As dramatic as the price gains were in the Treasury market, our focus in the U.S. government sector remained on higher-yielding mortgage-backed securities. While at times this prohibited the fund from fully participating in the Treasury market rally, our emphasis on securities with lower prepayment sensitivity, such as adjustable-rate, lower-coupon, and 15-year maturity mortgage-backed securities, benefited the fund. These securities, which are considered intermediate term, provided exposure to what proved to be an advantageous area of the yield curve throughout the period. And as rates declined more dramatically at the short and intermediate part of the curve toward period's end, the fund's intermediate-term mortgage-backed holdings appreciated substantially.

* CORE EUROPEAN ISSUES ANCHOR FOREIGN SECTOR

The government bonds of core European countries, such as Germany, France, and Great Britain, benefited from the global flight to quality as did U.S. Treasury securities. The fund held bonds of the core European markets at the expense of higher-yielding peripheral market issues, such as Spain, Italy, and Sweden, which until recently performed better. The fund's European positions posted solid returns in local currency terms for most of the period. Then, as the dollar weakened against most other major currencies this past summer, we elected to avoid hedging currencies back to the dollar whenever possible, choosing instead to allow for full exposure to local currency. This strategy served to enhance the local foreign bond returns when translated back to dollars.


[GRAPHIC OMITTED: TOP THREE HOLDINGS PER SECTOR]

TOP THREE HOLDINGS PER SECTOR

HIGH-YIELD BONDS

Banco Nacional de Comercio, 7 1/4s, 2004
Banco Nacional de Desenvolvimiento Econimico e Social (BNDES), 9s, 2007 Banco Nacional de Comerico, 8s, 2003

FOREIGN BONDS

Germany (Federal Republic of) bonds, 5 1/4s, 2008
United Kingdom Treasury bonds, 7 1/4s, 2007
United Kingdom Treasury bonds, 8s, 2000

U.S. INVESTMENT-GRADE SECURITIES

U. S. Treasury Notes, 5 1/2s, 2003
Federal National Mortgage Association pass-through certificates, 6 1/2s, 2026-2028
Government National Mortgage Association pass-through certificates, 7s, 2025-2028


Footnote reads:
These holdings represent 33.1% of the fund's net assets as of 9/30/98. Portfolio holdings will vary over time.


The fund's exposure to emerging markets, although limited, hindered returns as the crisis in Asia worsened and Russia's financial system collapsed. We continue to avoid Japanese government bonds, anticipating that the sad state of economic affairs in that country may well continue for some time.

* MARKET ROUT MAY NOW BE OVERDONE; OPPORTUNITY IS AT HAND

As the fund begins fiscal 1999, our research indicates that the landscape for fixed-income investing is favorable in many parts of the world -- despite current price moves suggesting the contrary. The forthcoming unification of monetary policy and interest rates across 11 European countries as well as the Continent's general economic recovery bode well for the total return potential of Europe's government debt issues. On the home front, positive budget developments, continued low inflation, and a proactive, accommodative Federal Reserve Board have set the stage for a rebound in the corporate sector and ongoing positive performance by U.S. Treasuries.

Of course, it is important to remember that investor psychology serves as a perennial wild card and therefore markets do not necessarily perform in a logical manner or as expected. Thus, continued short-term bouts of volatility would not come as a surprise to us. But with volatility comes the opportunity to add selectively -- at highly attractive prices -- to well-researched positions that stand to benefit from a change in market sentiment. With this in mind, we plan to maximize the full potential of your fund's trisector strategy while emphasizing the yield enhanced sectors of the global fixed-income universe.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 9/30/98, there is no guarantee the fund will continue to hold these securities in the future. The lower credit ratings of high-yield corporate bonds reflect a greater possibility that adverse changes in the economy or their issuers may affect their ability to pay principal and interest on the bonds. Investments in non-U.S. securities may be subject to certain risks such as currency fluctuations, economic instability, and political developments. Although the U.S. government guarantees the timely payment of principal and interest on some of the underlying securities, the value of the fund shares is not guaranteed and will fluctuate.



Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Master Intermediate Income Trust is designed for investors seeking high current income and relative stability of net asset value through U.S. government, high-yield, and international fixed-income securities with limited maturities.


TOTAL RETURN FOR PERIODS ENDED 9/30/98

                                                            Market
                                                NAV         price
-------------------------------------------------------------------------
1 year                                         0.86%        3.91%
-------------------------------------------------------------------------
5 years                                       39.30        41.13
Annual average                                 6.85         7.13
-------------------------------------------------------------------------
10 years                                     133.68       123.02
Annual average                                 8.86         8.35
-------------------------------------------------------------------------
Life (4/29/88)                               141.59       113.97
Annual average                                 8.83         7.57
-------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 9/30/98

                  Lehman Bros.   Salomon Bros.
                     Govt.          Non-U.S.   First Boston  Consumer
                  Intermediate    World Govt    High Yield     Price
                  Bond Index      Bond Index      Index        Index
-------------------------------------------------------------------------
1 year              10.61%          10.35%        -0.52%       1.36%
-------------------------------------------------------------------------
5 years             36.58           41.54         50.44       12.61
Annual average       6.43            7.20          8.51        2.40
-------------------------------------------------------------------------
10 years           123.54          139.64        176.09       36.39
Annual average       8.38            9.13         10.69        3.15
-------------------------------------------------------------------------
Life of fund       129.62          123.95        188.34       39.54
Annual average       8.31            8.05         10.70        3.25
-------------------------------------------------------------------------

Performance data represent past results and do not reflect future performance. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value, and market price will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.

This performance information does not reflect any market volatility that may have occurred since the date of the information. As a result, more recent returns may be more or less than those shown.

PRICE AND DISTRIBUTION INFORMATION
12 months ended 9/30/98

------------------------------------------------------------------------------
Distributions (number)                  12
------------------------------------------------------------------------------
Income                               $0.692
------------------------------------------------------------------------------
Capital gains                           --
------------------------------------------------------------------------------
 Total                               $0.692
------------------------------------------------------------------------------
Share value                     NAV           Market price
------------------------------------------------------------------------------
9/30/97                        $8.79            $8.125
------------------------------------------------------------------------------
9/30/98                         8.14             7.750
------------------------------------------------------------------------------
Current return (end of period)  NAV           Market price
------------------------------------------------------------------------------
Current dividend rate1          8.85%            9.29%
------------------------------------------------------------------------------

1Income portion of most recent distribution, annualized and divided by NAV or market price at end of period.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.

COMPARATIVE BENCHMARKS

Lehman Bros. Government Intermediate Bond Index* is an unmanaged list of U.S. government and mortgage-backed securities composed of all bonds covered by the Lehman Brothers Government Bond Index with maturities between 1 and 9.99 years.

Salomon Brothers Non-U.S. World Government Bond Index* is an unmanaged list of bonds issued by 10 countries.

First Boston High Yield Index* is an unmanaged list of lower-rated higher-yielding U.S. corporate bonds.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

*Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.


Report of independent accountants
For the fiscal year ended September 30, 1998

To the Trustees and Shareholders of
Putnam Master Intermediate Income Trust

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments owned, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Master Intermediate Income Trust (the "fund") at September 30, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at September 30, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 18, 1998




Portfolio of investments owned
September 30, 1998

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (46.1%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE

U.S. Government Agency Mortgage Obligations (22.8%)
--------------------------------------------------------------------------------------------------------------------------
                     Federal Home Loan Mortgage Corp.
     $      525,412    7s, February 1, 2012                                                                 $      539,693
            174,911    6 1/2s, September 1, 2002                                                                   175,730
                     Federal National Mortgage Association
          2,370,000    7s, Dwarf, TBA, October 15, 2013                                                          2,432,947
         17,245,000    6s, Dwarf, TBA, October 15, 2013                                                         17,422,796
                     Federal National Mortgage Association Pass-through Certificates
              4,240    8 1/2s, Dwarf, March 1, 2006                                                                  4,415
         48,398,269    6 1/2s, with due dates from March 1, 2026 to
                       August 1, 2028                                                                           49,215,153
            914,049    6 1/2s, Dwarf, with due dates from August 1, 2010 to
                       August 1, 2013                                                                              933,181
                     Government National Mortgage Association
                       Pass-through Certificates
         12,313,040    8s, with due dates from July 15, 2023 to
                       February 15, 2028                                                                        12,829,527
         34,424,541    7 1/2s, with due dates from January 15, 2023 to
                       October 15, 2027                                                                         35,687,923
         47,048,278    7s, with due dates from January 15, 2025 to
                       May 15, 2028                                                                             48,563,775
         17,172,567    6 1/2s, with due dates from December 15, 2027 to
                       February 15, 2028                                                                        17,555,484
                     Government National Mortgage Association Adjustable
                       Rate Mortgages
            307,649    5 1/2s, April 20, 2028                                                                      308,322
                                                                                                            --------------
                                                                                                               185,668,946

U.S. Treasury Obligations (23.3%)
--------------------------------------------------------------------------------------------------------------------------
                     U.S. Treasury Bonds
          9,540,000    12 3/8s, May 15, 2004                                                                    13,262,126
         12,680,000    11 5/8s, November 15, 2004                                                               17,498,400
         16,605,000    5 1/4s, August 15, 2003                                                                  17,347,077
                     U.S. Treasury Notes
          2,100,000    7s, July 15, 2006                                                                         2,446,500
              4,000    6 1/2s, October 15, 2006                                                                      4,542
          1,600,000    6 1/4s, August 31, 2002                                                                   1,706,752
         11,655,000    6 1/8s, August 15, 2007                                                                  13,046,257
            830,000    6s, July 31, 2002                                                                           877,468
          6,500,000    5 3/4s, April 30, 2003                                                                    6,879,860
            990,000    5 3/4s, November 30, 2002                                                                 1,041,510
          3,040,000    5 3/4s, November 15, 2000                                                                 3,123,114
         30,400,000    5 5/8s, May 15, 2008                                                                     33,250,000
         65,600,000    5 1/2s, May 31, 2003                                                                     68,818,336
                     U.S. Treasury Notes
            650,000    5 1/2s, February 28, 2003                                                                   680,167
          9,325,000    5 1/2s, May 31, 2000                                                                      9,482,313
                                                                                                            --------------
                                                                                                               189,464,422
                                                                                                            --------------
                     Total U.S. Government and Agency Obligations
                       (cost $364,243,168)                                                                  $  375,133,368

CORPORATE BONDS AND NOTES (33.5%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE

Advertising (0.6%)
--------------------------------------------------------------------------------------------------------------------------
     $    1,400,000  Adams Outdoor Advertising sr. notes 10 3/4s, 2006                                      $    1,470,000
            950,000  Big Flower Holdings, Inc. sr. sub. notes 8 7/8s, 2007                                         912,000
            400,000  Lamar Advertising Co. sr. sub. notes 9 5/8s, 2006                                             424,000
            840,000  Lamar Advertising Co. company guaranty 8 5/8s, 2007                                           863,100
          1,450,000  Outdoor Communications Inc. sr. sub. notes 9 1/4s, 2007                                     1,479,000
                                                                                                            --------------
                                                                                                                 5,148,100

Aerospace and Defense (0.4%)
--------------------------------------------------------------------------------------------------------------------------
            130,000  Argo-Tech Corp. company guaranty 8 5/8s, 2007                                                 122,850
            760,000  Aviation Sales Co. company guaranty 8 1/8s, 2008                                              706,800
            715,000  BE Aerospace sr. sub. notes Ser. B, 9 7/8s, 2006                                              757,900
            370,000  BE Aerospace sr. sub. notes Ser. B, 8s, 2008                                                  362,600
            650,000  Derlan Industries Ltd. sr. notes 10s, 2007 (Canada)                                           585,000
            145,000  K&F Industries, Inc. sr. sub. notes Ser. B, 9 1/4s, 2007                                      142,100
            600,000  Sequa Corp. sr. sub. notes 9 3/8s, 2003                                                       600,000
            270,000  United Defense Industries Inc. company guaranty 8 3/4s, 2007                                  270,675
                                                                                                            --------------
                                                                                                                 3,547,925

Agriculture (0.2%)
--------------------------------------------------------------------------------------------------------------------------
            830,580  Premium Standard Farms, Inc. sr. secd. notes 11s, 2003 (acquired
                       various dates 9/15/93 to 4/8/97, cost $757,695) (PIK) (RES)                                 876,262
            700,000  Purina Mills, Inc. sr. sub. notes 9s, 2010                                                    686,000
                                                                                                            --------------
                                                                                                                 1,562,262

Airlines (0.4%)
--------------------------------------------------------------------------------------------------------------------------
            490,000  Calair LLC 144A company guaranty 8 1/8s, 2008                                                 448,350
            510,000  Canadian Airlines Corp. sr. notes 12 1/4s, 2006 (Canada)                                      438,600
            840,000  Canadian Airlines Corp. secd. notes 10s, 2005 (Canada)                                        756,000
          1,075,000  Cathay International Ltd. 144A sr. notes 13s, 2008                                            580,500
            270,000  Trans World Airlines, Inc. sr. notes 11 1/2s, 2004                                            254,475
          1,220,000  Trans World Airlines, Inc. sr. notes 11 3/8s, 2006                                          1,073,600
                                                                                                            --------------
                                                                                                                 3,551,525

Apparel (0.2%)
--------------------------------------------------------------------------------------------------------------------------
             85,000  GFSI, Inc. sr. sub. notes Ser. B, 9 5/8s, 2007                                                 79,900
            975,000  Guess Jeans, Inc. sr. sub. notes 9 1/2s, 2003                                                 916,500
            395,000  Sassco Fashions Ltd. sr. notes 12 3/4s, 2004                                                  418,700
            170,000  William Carter Holdings Co. sr. sub. notes Ser. A, 12s, 2008                                  175,100
                                                                                                            --------------
                                                                                                                 1,590,200

Automotive Parts (0.5%)
--------------------------------------------------------------------------------------------------------------------------
            400,000  Accuride Corp. sr. sub. notes Ser. B, 9 1/4s, 2008                                            384,000
            260,000  Aftermarket Technology Corp. sr. sub. notes 12s, 2004                                         276,250
          1,000,000  Cambridge Industries, Inc. company guaranty Ser. B,
                       10 1/4s, 2007                                                                               950,000
            135,000  Hayes Wheels International, Inc. company guaranty Ser. B,
                       9 1/8s, 2007                                                                                130,950
            900,000  Lear Corp. sub. notes 9 1/2s, 2006                                                            972,000
          1,280,000  Navistar International Corp. 144A sr. notes Ser. B, 8s, 2008                                1,273,600
            200,000  Safety Components International, Inc. sr. sub. notes Ser. B,
                       10 1/8s, 2007                                                                               200,000
                                                                                                            --------------
                                                                                                                 4,186,800

Banks (3.2%)
--------------------------------------------------------------------------------------------------------------------------
          6,719,000  Banco Nacional de Comercio Exterior bank guaranteed
                       8s, 2003 (Mexico)                                                                         5,375,200
          9,246,000  Banco Nacional de Comercio Exterior bank guaranteed
                       7 1/4s, 2004 (Mexico)                                                                     7,553,982
          8,500,000  Banco National de Desenvolvimiento Economico e Social
                       (BNDES) 144A bonds 9s, 2007 (Brazil)                                                      5,440,000
          2,500,000  Chevy Chase Savings Bank Inc. sub. deb. 9 1/4s, 2008                                        2,425,000
            255,000  Conecel Holdings 144A notes Ser. A, 14s, 2000                                                 135,150
            500,000  Delta Financial Corp. sr. notes 9 1/2s, 2004                                                  300,000
            500,000  First Federal Financial Corp. notes 11 3/4s, 2004                                             515,000
          3,040,000  First Nationwide Holdings sr. sub. notes 10 5/8s, 2003                                      3,526,400
            500,000  Korea Developmental Bank bonds 7 3/8s, 2004 (Korea)                                           389,790
            250,000  Korea Developmental Bank Bonds 7 1/8s, 2001 (Korea)                                           218,253
            200,000  Ocwen Federal Bank FSB sub. deb. 12s, 2005                                                    204,000
            120,000  Ocwen Financial Corp. notes 11 7/8s, 2003                                                     120,000
                                                                                                            --------------
                                                                                                                26,202,775

Basic Equipment Services (0.1%)
--------------------------------------------------------------------------------------------------------------------------
          1,175,000  Cex Holdings, Inc. 144A sr. sub. notes 9 5/8s, 2008                                         1,081,000

Basic Industrial Products (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            740,000  Axia, Inc. 144A sr. sub. notes 10 3/4s, 2008                                                  714,100
            140,000  Koppers Industries, Inc. 144A sr. sub. notes 9 7/8s, 2007                                     130,200
             70,000  Roller Bearing Co. company guaranty Ser. B, 9 5/8s, 2007                                       67,200
            200,000  W. R. Carpenter North America, Inc. company guaranty
                       10 5/8s, 2007                                                                               197,000
                                                                                                            --------------
                                                                                                                 1,108,500

Broadcasting (3.0%)
--------------------------------------------------------------------------------------------------------------------------
            375,000  Affinity Group Holdings sr. notes 11s, 2007                                                   363,750
          1,050,000  Allbritton Communications sr. sub. deb. Ser. B, 9 3/4s, 2007                                1,076,250
          1,500,000  American Radio Systems Corp. company guaranty 9s, 2006                                      1,605,000
             10,263  Australis Media, Ltd. sr. disc. notes stepped-coupon 1 3/4s,
                       (15 3/4s 5/15/00), 2003 (In default) (Australia) (STP) (PIK) (NON)                               77
          1,420,000  Benedek Communications Corp. sr. disc. notes
                       stepped-coupon zero % (13 1/4s, 5/15/01), 2006 (STP)                                      1,050,800
            515,000  Capstar Broadcasting sr. disc. notes stepped-coupon
                       zero % (12 3/4s, 2/1/02), 2009 (STP)                                                        388,825
          2,025,000  Capstar Broadcasting sr. sub. notes 9 1/4s, 2007                                            2,065,500
            115,000  Central European Media Enterprises Ltd. sr. notes
                       9 3/8s, 2004                                                                                103,500
          1,500,000  Chancellor Media Corp. sr. sub notes Ser. B, 8 1/8s, 2007                                   1,447,500
            216,020  Citadel Broadcasting Inc. sr. sub. notes 10 1/4s, 2007                                        231,141
          1,350,000  Echostar Satellite Broadcast Corp. sr. disc. notes
                       stepped-coupon zero % (13 1/8s, 3/15/00), 2004 (STP)                                      1,188,000
            605,000  Fox Family Worldwide, Inc. sr. disc. notes stepped-coupon
                       zero % (10 1/4s, 11/1/02), 2007 (STP)                                                       375,100
          1,500,000  Fox Family Worldwide, Inc. sr. notes 9 1/4s, 2007                                           1,417,500
            600,000  Fox/Liberty Networks LLC sr. disc. notes stepped-coupon
                       zero % (9 3/4s, 8/15/02), 2007 (STP)                                                        399,000
            980,000  Fox/Liberty Networks LLC sr. notes 8 7/8s, 2007                                               960,400
          1,260,000  Granite Broadcasting Corp. sr. sub. notes 8 7/8s, 2008                                      1,222,200
          2,750,000  Grupo Televisa S.A. sr. disc. notes stepped-coupon zero %
                       (13 1/4s, 5/15/01), 2008 (Mexico) (STP)                                                   2,035,000
          2,000,000  Jacor Communications, Inc. company guaranty
                       Ser. B, 8 3/4s, 2007                                                                      2,050,000
          1,000,000  Lenfest Communications, Inc. sr. sub. notes 10 1/2s, 2006                                   1,120,000
            200,000  Pegasus Media & Communications notes Ser. B, 12 1/2s, 2005                                    218,000
            997,000  PHI Holdings, Inc. sr. notes 16s, 2001                                                        755,826
            275,000  Radio One Inc. company guaranty stepped-coupon
                       Ser. B, 7s, (12s, 5/15/00), 2004 (STP)                                                      258,500
            986,000  SFX Broadcasting, Inc. sr. sub. notes Ser. B, 10 3/4s, 2006                                 1,074,740
          1,000,000  Sinclair Broadcast Group, Inc. company guaranty 9s, 2007                                    1,005,000
            200,000  Sinclair Broadcast Group, Inc. sr. sub. notes 8 3/4s, 2007                                    198,000
            210,000  Spanish Broadcasting sr. notes Ser. B, 11s, 2004                                              210,000
          2,545,000  TV Azteca S.A. de C.V. sr. notes Ser. B, 10 1/2s, 2007 (Mexico)                             1,730,600
                                                                                                            --------------
                                                                                                                24,550,209

Building and Construction (0.5%)
--------------------------------------------------------------------------------------------------------------------------
            130,000  American Architectural Products Corp. company
                       guaranty 11 3/4s, 2007                                                                      119,600
          1,725,000  Atrium Companies Inc. sub. notes 10 1/2s, 2006                                              1,707,750
            250,000  Beazer Homes USA, Inc. company guaranty 8 7/8s, 2008                                          232,500
          1,030,000  GS Superhighway Holdings sr. notes 9 7/8s, 2004                                               432,600
            290,000  Jackson Products, Inc. 144A company guaranty 9 1/2s, 2005                                     276,950
            180,000  Presley Cos. sr. notes 12 1/2s, 2001                                                          160,200
            850,000  Republic Group Inc. 144A sr. sub. notes 9 1/2s, 2008                                          807,500
                                                                                                            --------------
                                                                                                                 3,737,100

Building Products (0.2%)
--------------------------------------------------------------------------------------------------------------------------
            600,000  Albecca Inc. 144A sr. sub. notes 10 3/4s, 2008                                                570,000
            570,000  Morris Material Handling, Inc. company guaranty 9 1/2s,
                       2008                                                                                        410,400
            500,000  Southdown, Inc. sr. sub. notes Ser. B, 10s, 2006                                              535,000
            248,000  Waxman Industries Inc. sr. notes stepped-coupon Ser. B,
                       zero % (12 3/4s, 6/1/99), 2004 (STP)                                                        230,640
                                                                                                            --------------
                                                                                                                 1,746,040

Buses (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            855,000  MCII Holdings sec. notes stepped-coupon zero %
                       (12s, 11/15/98), 2002 (STP)                                                                 641,250

Business Equipment and Services (0.3%)
--------------------------------------------------------------------------------------------------------------------------
          2,000,000  Iron Mountain, Inc. med. term notes company guaranty
                       10 1/8s, 2006                                                                             2,100,000
            125,000  Outsourcing Solutions, Inc. sr. sub. notes Ser. B, 11s, 2006                                  119,688
                                                                                                            --------------
                                                                                                                 2,219,688

Cable Television (1.5%)
--------------------------------------------------------------------------------------------------------------------------
            660,000  Acme Television sr. disc. notes stepped-coupon zero %
                       (10 7/8s, 9/30/00), 2004 (STP)                                                              514,800
          1,340,000  Adelphia Communications Corp. sr. notes Ser. B, 9 7/8s, 2007                                1,440,500
          2,000,000  Comcast Corp. sr. sub. notes 9 3/8s, 2005                                                   2,157,700
          2,000,000  CSC Holdings, Inc. sr. notes 7 7/8s, 2007                                                   2,101,920
            700,000  Diamond Cable Communication Co. sr. disc. notes
                       stepped-coupon zero % (11 3/4s, 12/15/00), 2005
                       (United Kingdom) (STP)                                                                      561,750
          3,500,000  Diamond Cable Communication Co. sr. disc. notes stepped-coupon zero % (10 3/4s, 2/15/02), 2007
                       (United Kingdom) (STP)                                                                    2,450,000
            380,000  Globo Communicacoes 144A sr. notes 10 5/8s,
                       2008 (Brazil)                                                                               193,800
            280,000  Globo Communicacoes 144A company guaranty
                       10 1/2s, 2006 (Brazil)                                                                      145,600
          1,000,000  Jones Intercable, Inc. sr. notes 8 7/8s, 2007                                               1,055,000
            650,000  Lenfest Communications, Inc. sr. sub. notes 8 1/4s, 2008                                      656,500
            460,000  Marcus Cable Co. (L.P.) sr. sub. disc. notes stepped-coupon
                       zero % (13 1/2s, 8/1/99), 2004 (STP)                                                        450,800
            560,000  Supercanal Holdings S.A. 144A sr. notes 11 1/2s,
                       2005 (Argentina)                                                                            235,200
            770,000  United International Holdings sr. disc. notes stepped-
                       coupon Ser. B, zero % (10 3/4s, 2/15/03), 2008 (STP)                                        361,900
                                                                                                            --------------
                                                                                                                12,325,470

Cellular Communications (1.5%)
--------------------------------------------------------------------------------------------------------------------------
          1,845,000  Allegiance Telecom, Inc. sr. disc. notes stepped-coupon
                       Ser. B, zero % (11 3/4s, 2/15/03), 2008 (STP)                                               793,350
          2,418,000  CellNet Data Systems, Inc. sr. disc. notes stepped-coupon
                       zero % (14s, 10/1/02), 2007 (STP)                                                         1,160,640
          1,240,000  Cencall Communications Corp. sr. disc. notes stepped-
                       coupon zero % (10 1/8s, 1/15/99), 2004 (STP)                                              1,221,400
          1,875,000  McCaw International Ltd sr. discount notes stepped-coupon
                       zero % (13s, 4/15/02), 2007 (STP)                                                           937,500
          1,130,000  MetroNet Communications Corp. sr. disc. stepped-coupon
                       notes zero % (9.95s, 6/15/03), 2008 (Canada) (STP)                                          624,325
          3,030,000  Millicom International Cellular S.A. sr. disc. notes stepped-coupon zero % (13 1/2s, 6/1/01), 2006
                       (Luxembourg) (STP)                                                                        1,924,050
          5,090,000  NEXTEL Communications, Inc. sr. disc. notes
                       stepped-coupon zero % (10.65s, 9/15/02), 2007 (STP)                                       3,206,700
          3,300,000  NEXTEL Communications, Inc. sr. disc. notes
                       stepped-coupon zero % (9.95s, 2/15/03), 2008 (STP)                                        1,947,000
            345,000  NEXTEL Communications, Inc. sr. disc. notes stepped-
                       coupon zero % (9 3/4s, 10/31/02), 2007 (STP)                                                207,000
                                                                                                            --------------
                                                                                                                12,021,965

Chemicals (0.4%)
--------------------------------------------------------------------------------------------------------------------------
          1,000,000  Acetex Corp. sr. notes 9 3/4s, 2003 (Canada)                                                  950,000
            430,000  Geo Specialty Chemicals 144A sr. sub. notes 10 1/8s, 2008                                     412,800
             15,000  Huntsman Corp. 144A sr. sub. notes FRN 9.188s, 2007                                            14,250
          1,000,000  ISP Holdings, Inc. sr. notes Ser. B, 9 3/4s, 2002                                           1,030,000
            200,000  Pioneer Americas Acquisition 144A sr. notes 9 1/4s, 2007                                      162,000
            370,000  Polytama International notes 11 1/4s, 2007 (Indonesia)                                         55,500
            185,000  Sterling Chemicals Holdings sr. disc. notes stepped-coupon
                       zero % (13 1/2s, 8/15/01), 2008 (STP)                                                        74,000
            555,000  Trikem S.A. 144A bonds 10 5/8s, 2007 (Brazil)                                                 305,250
                                                                                                            --------------
                                                                                                                 3,003,800

Computer Services and Software (0.2%)
--------------------------------------------------------------------------------------------------------------------------
             85,000  Concentric Network Corp. sr. notes 12 3/4s, 2007                                               78,625
            690,000  PSINet, Inc. sr. notes Ser. B, 10s, 2005                                                      690,000
            545,000  Unisys Corp. sr. notes 11 3/4s, 2004                                                          613,125
            200,000  Unisys Corp. sr. notes 7 7/8s, 2008                                                           199,500
                                                                                                            --------------
                                                                                                                 1,581,250

Computers (0.1%)
--------------------------------------------------------------------------------------------------------------------------
          1,360,000  IPC Information Systems sr. disc. notes stepped-coupon
                       zero % (10 7/8s, 11/1/01), 2008 (STP)                                                       911,200

Consumer Durable Goods (--%)
--------------------------------------------------------------------------------------------------------------------------
             50,000  Hedstrom Holdings, Inc. sr. disc. notes stepped-coupon
                       zero % (12s, 6/1/02), 2009 (STP)                                                             30,000
            345,000  Icon Fitness Corp. 144A sr. disc. notes stepped-coupon
                       Ser. B, zero % (14s, 11/15/01), 2006 (STP)                                                   17,250
            120,000  Sealy Mattress Co. sr. sub. notes Ser. B, 9 7/8s, 2007                                        117,600
                                                                                                            --------------
                                                                                                                   164,850

Consumer Non Durables (--%)
--------------------------------------------------------------------------------------------------------------------------
             65,000  Amscan Holdings, Inc. sr. sub. notes 9 7/8s, 2007                                              57,200
            130,000  United Stationer Supply, Inc. 144A 8 3/8s, 2008                                               129,675
                                                                                                            --------------
                                                                                                                   186,875

Consumer Services (0.1%)
--------------------------------------------------------------------------------------------------------------------------
          1,050,000  Coinmach Corp. sr. notes Ser. D, 11 3/4s, 2005                                              1,102,500

Cosmetics (0.2%)
--------------------------------------------------------------------------------------------------------------------------
            360,000  Chattem, Inc. company guaranty Ser. B, 8 7/8s, 2008                                           342,000
             95,000  French Fragrances, Inc. sr. notes Ser. B, 10 3/8s, 2007                                        97,850
            320,000  French Fragrances, Inc. company guaranty Ser. D,
                       10 3/8s, 2007                                                                               320,000
            850,000  Revlon Consumer Products sr. sub. notes 8 5/8s, 2008                                          835,125
                                                                                                            --------------
                                                                                                                 1,594,975

Electric Utilities (0.7%)
--------------------------------------------------------------------------------------------------------------------------
          2,300,000  Midland Funding II Corp. deb. Ser. A, 11 3/4s, 2005                                         2,853,081
          1,825,387  Northeast Utilities System notes Ser. A, 8.58s, 2006                                        1,980,782
            133,333  Northeast Utilities System notes Ser. B, 8.38s, 2005                                          139,106
            660,000  York Power Funding 144A notes 12s, 2007                                                       640,200
                                                                                                            --------------
                                                                                                                 5,613,169

Electronics and Electrical Equipment (0.7%)
--------------------------------------------------------------------------------------------------------------------------
            905,000  Celestica International Ltd. 144A sr. sub. notes 10 1/2s,
                       2006 (Canada)                                                                               959,300
            147,667  Cirent Semiconductor sr. sub. notes 10.22s, 2002                                              146,190
            156,681  Cirent Semiconductor 144A sr. sub. notes 10.14s, 2004                                         155,114
            120,000  Details, Inc. sr. sub. notes Ser. B, 10s, 2005                                                115,200
            190,000  DII Group, Inc. (The) sr. sub. notes 8 1/2s, 2007                                             172,900
          1,410,000  Dobson Communications Corp. sr. notes 11 3/4s, 2007                                         1,410,000
            675,000  Flextronics International Ltd. sr. sub. notes Ser. B, 8 3/4s, 2007                            641,250
            120,000  HCC Industries, Inc. company guaranty 10 3/4s, 2007                                           120,000
            100,000  Moog, Inc. sr. sub. notes Ser. B, 10s, 2006                                                   104,000
            410,000  Motors and Gears, Inc. sr. notes Ser. D, 10 3/4s, 2006                                        397,700
            130,000  Samsung Electronics 144A company guaranty 9 3/4s, 2003                                         95,550
          1,250,000  Viasystems, Inc. 144A sr. notes 9 3/4s, 2007                                                1,062,500
            570,000  Wavetek Corp. company guaranty 10 1/8s, 2007                                                  524,400
                                                                                                            --------------
                                                                                                                 5,904,104

Energy-Related (0.4%)
--------------------------------------------------------------------------------------------------------------------------
            450,000  Gothic Production Corp. company guaranty
                       Ser. B, 11 1/8s, 2005                                                                       328,500
          1,035,000  Niagara Mohawk Power Corp. sr. notes Ser. G, 7 3/4s, 2008                                   1,103,921
            370,000  Niagara Mohawk Power Corp. sr. notes Ser. F, 7 5/8s, 2005                                     385,303
          1,290,000  Panda Global Energy Co. company guaranty 12 1/2s, 2004                                        774,000
            400,000  RAM Energy Inc. sr. notes 11 1/2s, 2008                                                       368,000
                                                                                                            --------------
                                                                                                                 2,959,724

Entertainment (0.7%)
--------------------------------------------------------------------------------------------------------------------------
            640,000  AMC Entertainment, Inc. sr. sub. notes 9 1/2s, 2009                                           598,400
            730,000  SFX Entertainment, Inc. 144A company guaranty Ser. B,
                       9 1/8s, 2008                                                                                678,900
            640,000  Silver Cinemas Intl.144A sr. sub. notes 10 1/2s, 2005                                         609,600
          1,320,000  Trump Castle Funding 144A sub. notes 10 1/4s, 2003                                          1,333,200
            860,000  United Artists Theatre 144A sr. sub. notes 9 3/4s, 2008                                       795,500
          1,500,000  Viacom International, Inc. sub. deb. 8s, 2006                                               1,511,250
                                                                                                            --------------
                                                                                                                 5,526,850

Environmental Control (0.2%)
--------------------------------------------------------------------------------------------------------------------------
          1,720,000  Allied Waste Industries, Inc. sr. disc. notes stepped-coupon
                       zero % (11.3s, 6/1/02), 2007 (STP)                                                        1,272,800
            250,000  Allied Waste Industries, Inc. company guaranty 10 1/4s, 2006                                  272,500
                                                                                                            --------------
                                                                                                                 1,545,300

Financial Services (0.7%)
--------------------------------------------------------------------------------------------------------------------------
          1,050,000  Aames Financial Corp. sr. notes 9 1/8s, 2003                                                  945,000
            140,000  Dine S.A. de C.V. 144A company guaranty 8 3/4s, 2007
                       (Mexico)                                                                                     91,000
          1,615,000  Dollar Financial Group Inc. sr. notes Ser. A, 10 7/8s, 2006                                 1,566,550
          2,795,000  DTI Holdings Inc. sr. disc. notes, stepped-coupon Ser. B,
                       zero % (12 1/2s, 03/01/03), 2008 (STP)                                                    1,062,100
            750,000  Imperial Credit Capital Trust I 144A company guaranty
                       10 1/4s, 2002                                                                               600,000
            125,000  Imperial Credit Industries, Inc. sr. notes 9 7/8s, 2007                                        96,250
            500,000  Nationwide Credit Inc. 144A sr. notes 10 1/4s, 2008                                           475,000
          2,375,000  Pindo Deli Finance Mauritius Ltd. company guaranty
                       10 3/4s, 2007 (Indonesia)                                                                   950,000
            120,000  Resource America Inc. 144A sr. notes 12s, 2004                                                100,200
                                                                                                            --------------
                                                                                                                 5,886,100

Food and Beverages (0.6%)
--------------------------------------------------------------------------------------------------------------------------
            500,000  Ameriserve Food Co. company guaranty 10 1/8s, 2007                                            440,000
            870,000  Ameriserve Food Co. company guaranty 8 7/8s, 2006                                             765,600
             65,000  Aurora Foods, Inc. sr. sub. notes Ser. B, 9 7/8s, 2007                                         69,550
            920,000  Aurora Foods, Inc. 144A ser. sub. notes Ser. D, 9 7/8s, 2007                                  984,400
            310,000  Canandaigua Wine Co. sr. sub. notes Ser. C, 8 3/4s, 2003                                      316,200
            500,000  Doane Products Co. sr. notes 10 5/8s, 2006                                                    540,000
            780,000  Fleming Companies, Inc. company guaranty Ser. B,
                       10 1/2s, 2004                                                                               756,600
            200,000  Nebco Evans Holding Co. sr. disc. notes stepped-coupon
                       zero % (12 3/8s, 7/15/02), 2007 (STP)                                                        90,000
            990,000  RAB Enterprises, Inc. 144A sr. notes 10 1/2s, 2005                                            920,700
             50,000  Windy Hill Pet Food Co. sr. sub. notes 9 3/4s, 2007                                            50,500
                                                                                                            --------------
                                                                                                                 4,933,550

Gaming (1.1%)
--------------------------------------------------------------------------------------------------------------------------
            970,000  Argosy Gaming Co. company guaranty 13 1/4s, 2004                                            1,030,625
          1,500,000  Boyd Gaming Corp. sr. sub. notes 9 1/2s, 2007                                               1,485,000
            185,000  Casino America, Inc. sr. notes 12 1/2s, 2003                                                  199,800
          1,400,000  Coast Hotels & Casinos, Inc. 1st mtge. company guaranty
                       Ser. B, 13s, 2002                                                                         1,568,000
            370,300  Colorado Gaming & Entertainment Co. sr. notes
                       12s, 2003 (PIK)                                                                             394,370
            720,000  Fitzgerald Gaming Corp. company guaranty
                       Ser. B, 12 1/4s, 2004                                                                       489,600
            250,000  Grand Casinos, Inc. 1st mtge. 10 1/8s, 2003                                                   265,000
            900,000  Hollywood Casino Corp. sr. notes 12 3/4s, 2003                                                931,500
            150,000  Isle of Capri Black Hawk LLC 1st mortgage Ser. B, 13s, 2004                                   150,000
            444,000  Louisiana Casino Cruises Corp. 1st mtge. 11 1/2s, 1998                                        444,000
          1,000,000  Mohegan Tribal Gaming Auth. sr. secd. notes Ser. B, 13 1/2s, 2002                           1,240,000
            500,000  PRT Funding Corp. sr. notes 11 5/8s, 2004 (In default) (NON)                                  325,000
          1,040,000  Trump A.C. 1st mtge. 11 1/4s, 2006                                                            868,400
                                                                                                            --------------
                                                                                                                 9,391,295

Health Care (1.7%)
--------------------------------------------------------------------------------------------------------------------------
            300,000  Columbia/HCA Healthcare Corp. notes 7 1/4s, 2008                                              292,569
            430,000  Conmed Corp. company guaranty 9s, 2008                                                        405,275
          1,250,000  Extendicare Health Services, Inc. company guaranty
                       9.35s, 2007                                                                               1,187,500
            900,000  Fresenius Medical Capital Trust II company guaranty 7 7/8s,
                       2008 (Germany)                                                                              832,500
            350,000  Genesis Health Ventures, Inc. sr. sub. notes 9 1/4s, 2006                                     337,750
            750,000  Global Health Sciences company guaranty 11s, 2008                                             652,500
            660,000  Hudson Respiratory Care, Inc. sr. sub. notes 9 1/8s, 2008                                     511,500
            730,000  Integrated Health Services, Inc. sr. sub. notes Ser. A,
                       9 1/2s, 2007                                                                                708,100
            710,000  Integrated Health Services, Inc. sr. sub. notes Ser. A,
                       9 1/4s, 2008                                                                                681,600
            960,000  Magellan Health Services, Inc. 144A sr. sub. notes 9s, 2008                                   816,000
            310,000  Mariner Post-Acute Network, Inc. sr. sub. notes
                       stepped-coupon Ser. B, zero % (10 1/2s, 11/1/02), 2007 (STP)                                168,950
          1,690,000  Mariner Post-Acute Network, Inc. sr. sub. notes Ser. B,
                       9 1/2s, 2007                                                                              1,554,800
          1,100,000  MedPartners, Inc. sr. notes 7 3/8s, 2006                                                      908,754
          1,130,000  MedPartners, Inc. sr. sub. notes 6 7/8s, 2000                                                 955,664
          1,590,000  Multicare Cos., Inc. sr. sub. notes 9s, 2007                                                1,494,600
            620,000  Paracelsus Healthcare Corp. sr. sub. notes 10s, 2006                                          570,400
            350,000  Paragon Corp. Holdings, Inc. company guaranty Ser. B,
                       9 5/8s, 2008                                                                                262,500
          1,355,000  Sun Healthcare Group, Inc. sr. sub. notes Ser. B, 9 1/2s, 2007                              1,219,500
                                                                                                            --------------
                                                                                                                13,560,462

Lodging (0.6%)
--------------------------------------------------------------------------------------------------------------------------
            460,000  Epic Resorts LLP 144A sr. notes 13s, 2005                                                     437,000
          1,405,000  HMH Properties, Inc. company guaranty Ser. B, 7 7/8s, 2008                                  1,387,438
          1,750,000  Host Marriott Travel Plaza sr. notes Ser. B, 9 1/2s, 2005                                   1,811,250
          1,220,000  Raintree Resorts International, Inc. sr. notes Ser. B, 13s, 2004                              915,000
            100,000  Sun International Hotels Ltd. sr. sub. notes 8 5/8s, 2007                                     100,000
                                                                                                            --------------
                                                                                                                 4,650,688

Medical Supplies and Devices (0.5%)
--------------------------------------------------------------------------------------------------------------------------
            340,000  ALARIS Medical Systems, Inc. company guaranty
                       9 3/4s, 2006                                                                                316,200
            450,000  Dade International, Inc. sr. sub. notes Ser. B, 11 1/8s, 2006                                 483,750
          1,000,000  Graphic Controls Corp. sr. sub. notes Ser. A, 12s, 2005                                     1,130,000
            240,000  Imagyn Medical Technologies, Inc. company guaranty
                       12 1/2s, 2004                                                                                66,000
            140,000  Kinetic Concepts, Inc. company guaranty Ser. B, 9 5/8s, 2007                                  138,600
            500,000  Leiner Health Products sr. sub. notes 9 5/8s, 2007                                            510,625
            760,000  Mediq, Inc. 144A sr. sub. notes 11s, 2008                                                     714,400
            350,000  Wright Medical Technology, Inc. 144A notes Ser. C,
                       11 3/4s, 2000                                                                               313,250
                                                                                                            --------------
                                                                                                                 3,672,825

Metals and Mining (0.3%)
--------------------------------------------------------------------------------------------------------------------------
             90,000  Acindar Industria Argentina de Aceros S.A. bonds 11 1/4s,
                       2004 (Argentina)                                                                             61,200
            200,000  Anker Coal Group, Inc. sr. notes Ser. B, 9 3/4s, 2007                                         124,000
            210,000  Continental Global Group sr. notes Ser. B, 11s, 2007                                          182,700
          1,030,000  Lodestar Holding, Inc. 144A sr. notes 11 1/2s, 2005                                           844,600
            200,000  NL Industries, Inc. sr. notes 11 3/4s, 2003                                                   216,000
            250,000  Weirton Steel Co. sr. notes 11 3/8s, 2004                                                     225,000
            490,000  WHX Corp. sr. notes 10 1/2s, 2005                                                             450,800
                                                                                                            --------------
                                                                                                                 2,104,300

Motion Picture Distribution (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            900,000  Cinemark USA, Inc. sr. sub. notes 9 5/8s, 2008 (PIK)                                          918,000
            190,000  Panavision Inc. 144A sr. disc. notes stepped-coupon
                       zero % (9 5/8s, 2/1/02), 2006 (STP)                                                         108,300
                                                                                                            --------------
                                                                                                                 1,026,300

Office Equipment (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            710,000  U.S. Office Products Co. 144A sr. sub notes 9 3/4s, 2008                                      592,850

Oil and Gas (1.5%)
--------------------------------------------------------------------------------------------------------------------------
            625,000  Abraxas Petroleum Corp. 144A company guaranty, Ser. D
                       11 1/2s, 2004                                                                               487,500
             90,000  American Eco Corp. company guaranty Ser. B, 9 5/8s, 2008                                       67,500
            640,000  Benton Oil & Gas Co. sr. notes 11 5/8s, 2003                                                  544,000
             75,000  Benton Oil & Gas Co. sr. notes 9 3/8s, 2007                                                    58,875
          1,020,000  Chesapeake Energy Corp. company guaranty Ser. B,
                       9 5/8s, 2005                                                                                897,600
          1,000,000  Cliffs Drilling Co. company guaranty Ser. D, 10 1/4s, 2003                                  1,050,000
            180,000  Coho Energy, Inc. sr. sub. notes 8 7/8s, 2007                                                 163,800
            520,000  Costilla Energy, Inc. sr. notes 10 1/4s, 2006                                                 452,400
            460,000  Dailey Petroleum Services Corp. company guaranty
                       9 1/2s, 2008                                                                                276,000
            440,000  Eagle Geophysical, Inc. 144A sr. notes 10 3/4s, 2008                                          387,200
            100,000  Gothic Energy Corp. sr. disc. notes, stepped-coupon
                       Ser. B, zero % (14 1/8s, 5/1/03), 2006 (STP)                                                 40,000
            450,000  Michael Petroleum Corp. sr. notes Ser. B, 11 1/2s, 2005                                       400,500
            530,000  Northern Offshore 144A company guaranty 10s, 2005                                             392,200
            100,000  Pacalta Resources Ltd. sr. notes Ser. B, 10 3/4s,
                       2004 (Canada)                                                                                90,000
            870,000  Panaco, Inc. company guaranty Ser. B, 10 5/8s, 2004                                           696,000
            300,000  Pogo Producing Co. sr. sub. notes Ser. B, 8 3/4s, 2007                                        285,000
            360,000  Seven Seas Petroleum sr. notes Ser. B, 12 1/2s, 2005                                          293,400
            335,000  Southwest Royalties, Inc. company guaranty 10 1/2s, 2004                                      177,550
          7,175,000  Transamerican Energy sr. disc. notes stepped-coupon
                       Ser. B, zero % (13s, 6/15/99), 2002 (STP)                                                 3,444,000
          2,150,000  Transamerican Energy sr. notes Ser. B, 11 1/2s, 2002                                        1,182,500
            518,000  TransTexas Gas Corp. sr. sub. notes Ser. D, 13 3/4s, 2001                                     492,100
            500,000  XCL Ltd. 144A company guaranty 13 1/2s, 2004                                                  515,000
                                                                                                            --------------
                                                                                                                12,393,125

Packaging and Containers (0.2%)
--------------------------------------------------------------------------------------------------------------------------
            120,000  AEP Industries, Inc. 144A sr. sub. notes 9 7/8s, 2007                                         115,200
          1,510,000  Riverwood International Corp. company guaranty
                       10 7/8s, 2008                                                                             1,253,300
            450,000  Riverwood International Corp. company guaranty
                       10 5/8s, 2007                                                                               414,000
                                                                                                            --------------
                                                                                                                 1,782,500

Paging (--%)
--------------------------------------------------------------------------------------------------------------------------
            150,000  Mobile Telecommunications Tech. sr. notes 13 1/2s, 2002                                       168,000
            255,000  Paging Network Do Brasil sr. notes 13 1/2s, 2005 (Brazil)                                      94,350
                                                                                                            --------------
                                                                                                                   262,350

Paper and Forest Products (0.5%)
--------------------------------------------------------------------------------------------------------------------------
             60,000  APP International Finance Co. notes 11 3/4s, 2005
                       (Netherlands)                                                                                35,400
             90,000  Florida Coast Paper LLC 1st mtge. Ser. B, 12 3/4s, 2003                                        85,050
            215,000  Huntsman Packaging Corp. company guaranty 9 1/8s, 2007                                        204,250
            780,000  Impac Group Inc. 144A sr. sub. notes 10 1/8s, 2008                                            737,100
          2,500,000  Indah Kiat Financial Mauritius Ltd. company guaranty 10s,
                       2007 (Indonesia)                                                                          1,087,500
          2,445,000  PT Pabrik Kertas Tjiwi Kimia company guaranty 10s,
                       2004 (Indonesia)                                                                          1,039,125
            975,000  Repap New Brunswick sr. notes 10 5/8s, 2005 (Canada)                                          614,250
            325,000  Repap New Brunswick 144A sr. notes 9s, 2004 (Canada)                                          296,563
                                                                                                            --------------
                                                                                                                 4,099,238

Pharmaceuticals (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            900,000  ICN Pharmaceuticals, Inc. 144A sr. notes 9 1/4s, 2005                                         891,000

Publishing (0.4%)
--------------------------------------------------------------------------------------------------------------------------
            500,000  American Media Operation, Inc. sr. sub. notes 11 5/8s, 2004                                   517,500
            750,000  Garden State Newspapers, Inc. sr. sub. notes Ser. B,
                       8 3/4s, 2009                                                                                727,500
          1,390,000  Perry-Judd company guaranty 10 5/8s, 2007                                                   1,334,400
            680,000  Tri State Media, Inc. 144A sr. sub. notes 11s, 2008                                           661,300
            100,000  Von Hoffman Press Inc. 144A sr. sub. notes 10 3/8s, 2007                                      101,500
                                                                                                            --------------
                                                                                                                 3,342,200

Railroads (0.2%)
--------------------------------------------------------------------------------------------------------------------------
          1,575,000  TFM S.A. de C.V. company guaranty 10 1/4s, 2007 (Mexico)                                    1,464,750

Real Estate (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            120,000  Bluegreen Corp. company guaranty Ser. B, 10 1/2s, 2008                                        109,200
            550,000  Prime Hospitality Corp. sub. notes Ser. B, 9 3/4s, 2007                                       506,000
                                                                                                            --------------
                                                                                                                   615,200

Recreation (0.2%)
--------------------------------------------------------------------------------------------------------------------------
          1,275,000  Premier Parks, Inc. sr. notes 9 1/4s, 2006                                                  1,249,500

Restaurants (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            500,000  FRD Acquisition Co. sr. notes Ser. B, 12 1/2s, 2004                                           530,000

Retail (0.5%)
--------------------------------------------------------------------------------------------------------------------------
          1,320,000  Amazon.com Inc. sr. disc. notes stepped-coupon zero %
                       (10s, 05/01/03), 2008 (STP)                                                                 726,000
            510,000  Fred Meyer, Inc. company guaranty 7.45s, 2008                                                 534,220
            434,000  Guitar Center Management Co. 144A sr. notes 11s, 2006                                         455,700
            260,000  Home Interiors & Gifts, Inc. 144A sr. sub. notes
                       10 1/8s, 2008                                                                               245,700
            600,000  Mothers Work, Inc. sr. notes 12 5/8s, 2005                                                    633,000
            110,000  NBTY Inc. 144A sr. sub. notes 8 5/8s, 2007                                                    106,425
            995,000  North Atlantic Trading Co. company guaranty Ser. B,
                       11s, 2004                                                                                   925,350
            110,000  Service Merchandise Co., Inc. sr. sub. deb. 9s, 2004                                           66,000
            260,000  Zale Corp. sr. notes Ser. B, 8 1/2s, 2007                                                     252,200
                                                                                                            --------------
                                                                                                                 3,944,595

Satellite Services (0.2%)
--------------------------------------------------------------------------------------------------------------------------
            255,000  Esat Holdings Ltd. sr. notes stepped-coupon
                       zero % (12 1/2s, 2/01/02), 2007 (Ireland) (STP)                                             163,200
            700,000  Golden Sky Systems 144A sr. sub. notes 12 3/8s, 2006                                          700,000
            390,000  Satelites Mexicanos S.A. de C.V. 144A sr. notes 10 1/8s,
                       2004 (Mexico)                                                                               265,200
            535,000  TCI Satellite Entertainment, Inc. sr. disc. notes stepped-
                       coupon zero % (12 1/4s, 2/102), 2007 (STP)                                                  315,650
            610,000  TCI Satellite Entertainment, Inc. sr. sub. notes 10 7/8s, 2007                                564,250
                                                                                                            --------------
                                                                                                                 2,008,300

Semiconductors (0.3%)
--------------------------------------------------------------------------------------------------------------------------
            261,498  Fairchild Semiconductor Corp. 144A sr. sub. notes
                       11.74s, 2008 (PIK)                                                                          231,426
          1,375,000  Fairchild Semiconductor Corp. sr. sub. notes 10 1/8s, 2007 (PIK)                            1,237,500
              5,000  Viasystems Inc. sr. sub notes 9 3/4s, 2007                                                      4,600
          1,010,000  Zilog, Inc. company guaranty Ser. B, 9 1/2s, 2005                                             626,200
                                                                                                            --------------
                                                                                                                 2,099,726

Shipping (0.2%)
--------------------------------------------------------------------------------------------------------------------------
            240,000  International Shipholding Corp. sr. notes 7 3/4s, 2007                                        218,400
            900,000  Johnstown America Industries, Inc. company guaranty
                       Ser. C, 11 3/4s, 2005                                                                       927,000
            360,000  MC Shipping, Inc. sr. notes Ser. B, 11 1/4s, 2008                                             291,600
                                                                                                            --------------
                                                                                                                 1,437,000

Specialty Consumer Products (0.2%)
--------------------------------------------------------------------------------------------------------------------------
            670,000  Decora Industries, Inc. 144A sr. sec. notes 11s, 2005                                         589,600
            500,000  Eye Care Centers of America 144A sr. sub. notes
                       9 1/8s, 2008                                                                                420,000
            580,000  Polymer Group, Inc. company guaranty Ser. B, 8 3/4s, 2008                                     549,550
                                                                                                            --------------
                                                                                                                 1,559,150

Supermarkets (0.2%)
--------------------------------------------------------------------------------------------------------------------------
            310,000  Jitney-Jungle Stores company guaranty 12s, 2006                                               341,000
          1,250,000  Southland Corp. deb. Ser. B, 4s, 2004                                                       1,061,500
            200,000  Southland Corp. deb. Ser. A, 4 1/2s, 2004                                                     157,500
                                                                                                            --------------
                                                                                                                 1,560,000

Telecommunications (3.3%)
--------------------------------------------------------------------------------------------------------------------------
             50,000  21st Century Telecom Group, Inc. sr. disc. notes stepped-
                       coupon zero % (12 1/4s, 2/15/03), 2008 (STP)                                                 25,500
            100,000  Allegiance Telecom, Inc. sr. notes 12 7/8s, 2008                                               92,000
            300,000  Barak I.T.C. sr. disc. notes stepped-coupon Ser. B, zero %
                       (12 1/2s, 11/15/02), 2007 (Israel) (STP)                                                    153,000
            460,000  Caprock Communications Corp. 144A sr. notes 12s, 2008                                         414,000
            380,000  Charter Communications International, Inc. disc. notes
                       stepped-coupon Ser. B, zero % (14s, 3/15/01), 2007 (STP)                                    326,800
            105,000  Consorcio Ecuatoriano notes 14s, 2002 (Ecuador)                                                55,650
            615,000  Covad Communications Group sr. disc. notes stepped-
                       coupon Ser. B, zero % (13 1/2s, 03/15/03), 2008 (STP)                                       246,000
          1,500,000  Econophone Inc. company guaranty 13 1/2s, 2007                                              1,627,500
          1,060,000  Econophone, Inc. 144A notes stepped-coupon zero %
                       (11s, 2/15/03), 2008 (STP)                                                                  577,700
            155,000  Esprit Telecom Group PLC sr. notes 11 1/2s, 2007
                       (United Kingdom)                                                                            144,150
          1,300,000  Focal Communications Corp. sr. disc. notes, stepped-
                       coupon Ser. B, zero % (12 1/8s, 02/15/03), 2008 (STP)                                       650,000
          2,910,000  Global Crossing Holdings 144A sr. notes 9 5/8s, 2008                                        2,837,250
          2,597,000  GST Telecommunications, Inc. company guaranty
                       stepped-coupon zero % (13 7/8s, 12/15/00), 2005 (STP)                                     1,869,840
            860,000  GST Telecommunications, Inc. 144A sr. disc. notes
                       stepped-coupon zero % (10 1/2s, 5/1/03), 2008 (STP)                                         417,100
            380,000  Hyperion Telecommunication Corp. sr. disc. notes
                       stepped-coupon Ser. B, zero % (13s, 4/15/01), 2003 (STP)                                    262,200
            400,000  Hyperion Telecommunications, Inc. sr. notes Ser. B,
                       12 1/4s, 2004                                                                               394,000
            860,000  ICG Holdings, Inc. sr. disc. notes stepped-coupon zero %
                       (13 1/2s, 9/15/00), 2005 (STP)                                                              670,800
            520,000  Interact Systems, Inc. 144A stepped-coupon zero %
                       (14s, 8/1/99), 2003 (STP)                                                                    62,400
            100,000  Intercel, Inc. sr. disc. notes stepped-coupon zero %
                       (12s, 2/1/01), 2006 (STP)                                                                    65,500
          1,000,000  Intermedia Communications, Inc. sr. disc. notes stepped-
                       coupon Ser. B, zero % (11 1/4s, 7/15/02), 2007 (STP)                                        710,000
            540,000  Intermedia Communications, Inc. sr. notes Ser. B,
                       8 7/8s, 2007                                                                                542,700
          2,420,000  Intermedia Communications, Inc. sr. notes Ser. B, 8.6s, 2008                                2,395,800
            830,000  Intermedia Communications, Inc. sr. notes Ser. B, 8 1/2s, 2008                                817,550
          1,390,000  International Cabletel, Inc. sr. notes stepped-coupon
                       Ser. B, zero % (11 1/2s, 2/01/01), 2006 (STP)                                             1,132,850
            810,000  IXC Communications, Inc. sr. sub. notes 9s, 2008                                              801,900
          2,255,000  KMC Telecom Holdings, Inc. sr. disc. notes stepped-coupon
                       zero % (12 1/2s, 2/15/03), 2008 (STP)                                                     1,037,300
          1,180,000  Knology Holdings, Inc. sr. disc. notes stepped-coupon zero %,
                       (11 7/8s, 10/15/02), 2007 (STP)                                                             601,800
            150,000  L-3 Communications Corp. sr. sub. notes Ser. B, 10 3/8s, 2007                                 163,875
            530,000  L-3 Communications Corp. sr. sub. notes 8 1/2s, 2008                                          537,288
            140,000  MetroNet Communications Corp. sr. disc. notes stepped-
                       coupon zero % (10 3/4s, 11/1/02), 2007 (Canada) (STP)                                        84,700
          1,270,000  Microcell Telecommunications sr. disc. notes stepped-
                       coupon Ser. B, zero % (14s, 12/1/01), 2006 (Canada) (STP)                                   901,700
             60,000  Netia Holdings B.V. 144A company guaranty stepped-
                       coupon zero % (11 1/4s, 11/1/01), 2007 (Poland) (STP)                                        24,600
            100,000  Netia Holdings B.V. 144A company guaranty 10 1/4s,
                       2007 (Poland)                                                                                76,000
            770,000  NorthEast Optic Network, Inc. sr. notes 12 3/4s, 2008                                         708,400
          1,050,000  NTL Inc. 144A sr. notes stepped-coupon zero %
                       (9 3/4s, 4/01/03), 2008 (STP)                                                               635,250
            340,000  Qwest Communications International, Inc. sr. disc. notes
                       stepped-coupon zero % (9.47s, 10/15/02), 2007 (STP)                                         261,800
          1,240,000  Qwest Communications International, Inc. sr. disc. notes
                       stepped-coupon zero % (8.29s, 2/1/03), 2008 (STP)                                           917,600
            895,000  Telecom Tech, Inc. 144A sr. sub. notes 9 3/4s, 2008                                           814,450
          2,095,000  Teligent, Inc. sr. notes 11 1/2s, 2007                                                      1,613,150
          1,300,000  Time Warner Telecom Inc. sr. notes 9 3/4s, 2008                                             1,306,500
            250,000  WinStar Equipment Corp. company guaranty 12 1/2s, 2004                                        227,500
                                                                                                            --------------
                                                                                                                27,204,103

Telephone Services (2.4%)
--------------------------------------------------------------------------------------------------------------------------
          1,650,000  BTI Telecom Corp. sr. notes 10 1/2s, 2007                                                   1,369,500
            230,000  Call-Net Enterprises, Inc. sr. disc. notes stepped-coupon
                       zero % (8.94s, 8/15/03), 2008 (Canada) (STP)                                                133,400
          1,910,000  Colt Telecommunications Group PLC sr. disc. notes stepped-coupon zero %, (12s, 12/15/01), 2006
                       (United Kingdom) (STP)                                                                    1,489,800
            525,000  E. Spire Communications, Inc. sr. disc. notes stepped-
                       coupon zero % (12 3/4s, 4/1/01), 2006 (STP)                                                 387,188
          1,000,000  E. Spire Communications, Inc. sr. disc. notes
                       stepped-coupon zero % (13s, 11/1/00), 2005 (STP)                                            780,000
            190,000  E. Spire Communications, Inc. sr. notes 13 3/4s, 2007                                         205,200
            170,000  Facilicom International sr. notes Ser. B., 10 1/2s, 2008                                      147,900
            340,000  Flag Ltd. 144A sr. notes 8 1/4s, 2008 (Bermuda)                                               323,850
          4,580,000  ICG Services, Inc. sr. disc. notes stepped-coupon zero %
                       (9 7/8s, 5/1/03), 2008                                                                    2,106,800
            355,000  IDT Corp. sr. notes 8 3/4s, 2006                                                              312,400
            800,000  Ionica Group PLC sr. disc. notes stepped-coupon zero %
                       (15s, 5/1/02), 2007 (United Kingdom) (STP)                                                   48,000
          1,142,000  ITC Deltacom, Inc. sr. notes 11s, 2007                                                      1,221,940
            389,000  MJD Communications Inc. 144A FRN 10s, 2008                                                    389,000
            410,000  MJD Communications, Inc. 144A sr. sub. notes 9 1/2s, 2008                                     410,000
          1,675,000  NTL Inc. sr. notes Ser. B, 10s, 2007 (United Kingdom)                                       1,695,938
            990,000  Pathnet, Inc. 144A sr. notes 12 1/4s, 2008                                                    752,400
            990,000  Primus Telecommunications Group, Inc. sr. notes
                       Ser. B, 9 7/8s, 2008                                                                        861,300
            640,000  RCN Corp. sr. disc. notes stepped-coupon zero %,
                       (11 1/8s, 10/15/02), 2007 (STP)                                                             355,200
          2,000,000  RCN Corp. sr. discount notes, stepped-coupon Ser. B,
                       zero % (9.8s, 2/15/03), 2008 (STP)                                                        1,060,000
          1,830,000  RSL Communications, Ltd. company guaranty 12 1/4s, 2006                                     1,894,050
            620,000  RSL Communications, Ltd. company guaranty, stepped-
                       coupon zero % (10 1/8s, 3/1/03), 2008 (STP)                                                 316,200
            410,000  RSL Communications, Ltd. company guaranty 9 1/8s, 2008                                        352,600
            360,000  Sprint Spectrum L.P. sr. disc. notes stepped-coupon zero %
                       (12 1/2s, 8/15/01), 2006 (STP)                                                              293,400
            275,000  Sprint Spectrum L.P. sr. notes 11s, 2006                                                      309,375
            115,000  Transtel S.A. 144A pass-through certificates 12 1/2s, 2007
                       (Colombia)                                                                                   46,000
            380,000  Us Xchange Llc 144A sr. notes 15s, 2008                                                       378,100
            510,000  Versatel Teleco sr. notes 13 1/4s, 2008                                                       484,500
          1,260,000  Viatel, Inc. 144A sr. notes 11 1/4s, 2008                                                   1,197,000
                                                                                                            --------------
                                                                                                                19,321,041

Textiles (0.1%)
--------------------------------------------------------------------------------------------------------------------------
          1,020,000  Galey & Lord Inc. company guaranty 9 1/8s, 2008                                               877,200
            105,000  Glenoit Corp. company guaranty 11s, 2007                                                      101,850
            190,000  Polymer Group, Inc. company guaranty Ser. B, 9s, 2007                                         181,925
                                                                                                            --------------
                                                                                                                 1,160,975

Transportation (--%)
--------------------------------------------------------------------------------------------------------------------------
            350,000  Kitty Hawk, Inc. company guaranty 9.95s, 2004                                                 350,000

Utilities (0.2%)
--------------------------------------------------------------------------------------------------------------------------
          1,500,000  Calpine Corp. sr. notes 8 3/4s, 2007                                                        1,578,525

Wireless Communications (0.4%)
--------------------------------------------------------------------------------------------------------------------------
            190,000  Allbritton Communications Co. sr. sub. notes Ser. B,
                       8 7/8s, 2008                                                                                188,100
            750,000  American Mobile Satellite Corp. company guaranty
                       12 1/4s, 2008                                                                               431,250
            420,000  CTI Holdings S.A. 144A sr. notes stepped-coupon zero %,
                       (11 1/2s, 4/15/03), 2008 (STP)                                                              159,600
            610,000  Dobson Wireline Co. 144A sr. notes 12 1/4s, 2008                                              585,600
            360,000  Iridium LLC/Capital Corp. company guaranty Ser. B,
                       14s, 2005                                                                                   320,400
            210,000  Iridium LLC/Capital Corp. company guaranty Ser. A,
                       13s, 2005                                                                                   184,800
            620,000  Orbital Imaging Corp. sr. notes Ser. B, 11 5/8s, 2005                                         582,800
            610,000  Price Communications Wireless Inc. 144A sr. notes
                       9 1/8s, 2006                                                                                597,800
            135,000  Telesystem International Wireless Inc. sr. disc. notes stepped-
                       coupon Ser. C, zero %, (10 1/2s, 11/1/02), 2007 (STP)                                        62,775
                                                                                                            --------------
                                                                                                                 3,113,125
                                                                                                            --------------
                     Total Corporate Bonds and Notes (cost $306,337,514)                                    $  273,100,179

FOREIGN GOVERNMENT BONDS AND NOTES (12.9%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
USD       2,600,000  Brazil (Government of) bonds 9 3/8s, 2008                                              $    1,586,000
FRF      70,060,000  France (Government of) bonds 5 1/2s, 2007                                                  13,914,107
DEM      65,750,000  Germany (Federal Republic of) bonds Ser. 98,
                       5 1/4s, 2008                                                                             43,511,609
USD         340,000  Korea (Republic of) unsub. 8 7/8s, 2008                                                       285,600
USD       5,230,000  Mendoza (Province of) 144A 10s, 2007                                                        2,876,500
GBP      10,950,000  United Kingdom Treasury bonds 8s, 2000                                                     19,473,854
GBP      10,807,000  United Kingdom Treasury bonds 7 1/4s, 2007                                                 21,596,740
USD       2,100,000  United Mexican States bonds 8 5/8s, 2008                                                    1,774,500
RUB      28,930,000  U.S. Dollar GKO Pass Through Structured Note
                       (Issued by Deutsche Bank) The principal at
                       redemption is linked to the bid price for the
                       Russian Treasury Bill at maturity, and the change
                       in the spot rate of the Russian Ruble from issue
                       date to maturity date zero %, 1998 (in default)                                             271,363
                                                                                                            --------------
                     Total Foreign Government Bonds and Notes
                       (cost $101,297,734)                                                                  $  105,290,273

COLLATERALIZED MORTGAGE OBLIGATIONS (1.6%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
     $      931,653  Citicorp Mortgage Securities, Inc. Ser. 92-10, Class M,
                       8s, 2022                                                                             $      930,172
            410,456  Freddie Mac Ser. 1717, Class L, 6 1/2s, 2024                                                  433,416
         74,735,000  First Union-Lehman Brothers Commercial Mortgage Co.
                       Ser. 98-C2, Interest Only, 0.816s, 2028                                                   3,272,576
          4,990,000  Merrill Lynch Mortgage Investors, Inc. Ser. 98-C2, Class D,
                       14.045s, 2030                                                                             5,181,023
          1,023,980  Prudential Home Mortgage Securities Ser. 93-57, Class A4,
                       5.9s, 2023                                                                                1,029,991
             76,626  Resolution Trust Corp. Ser. 94-1, Class A2A, 7 3/4s, 2029                                      77,603
          1,193,787  Resolution Trust Corp. Ser. 94-1, Class M1, 7.14s, 2029                                     1,197,145
            597,138  Rural Housing Trust Ser. 87-1, Class D, 6.33s, 2026                                           604,178
                                                                                                            --------------
                     Total Collateralized Mortgage Obligations
                       (cost $12,441,114)                                                                   $   12,726,104

PREFERRED STOCKS (1.5%) (a)
NUMBER OF SHARES                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
                235  21st Century Telecom Group 144A 13.75% cum. pfd. (PIK)                                 $      188,000
              7,496  AmeriKing, Inc. $3.25 pfd. (PIK)                                                              187,400
                360  Concentric Network Corp. Ser. B, 13.50% pfd. (PIK)                                            315,000
              7,459  CSC Holdings, Inc. Ser. M, $11.125 cum. (PIK)                                                 820,490
              9,600  Diva Systems Corp. Ser. C, $6.00 pfd.                                                         105,600
              1,271  Dobson Communications 144A 12.25% pfd. (PIK)                                                1,271,000
                109  E. Spire Communications, Inc. 12.75% pfd. (PIK)                                                90,470
                195  Echostar Communications, Inc. 12.125% pfd.                                                    188,175
                340  Fresenius Medical Care AG. Ser. D, 9.00% pfd. (Germany)                                       338,300
              1,329  Granite Broadcasting 144A 12.75% pfd. (PIK)                                                 1,342,290
                 98  Hyperion Telecommunications Ser. B, 12.875% pfd. (PIK)                                         80,360
              1,380  Intermedia Communication Ser. B, 13.50% pfd. (PIK)                                          1,545,600
                448  IXC Communications, Inc. 12.50% pfd. (PIK)                                                    477,120
             14,704  Lady Luck Gaming Corp. $11.25 pfd.                                                            632,272
              7,996  Nebco Evans Holding Co. 144A $11.25 pfd. (PIK)                                                519,740
             28,158  Nextlink Communications, Inc. 144A $7.00 cum. pfd.                                          1,464,216
                110  Paxson Communications Corp. 13.25% cum. pfd. (PIK)                                          1,045,000
              2,176  SFX Broadcasting, Inc. Ser. E, $12.625 pfd. (PIK)                                             258,944
              1,005  Spanish Broadcasting Systems 14.25% cum. pfd.                                                 984,900
              2,390  Von Hoffman Corp. 144A $13.50 pfd.                                                             74,090
                390  WinStar Communications, Inc. 144A 14.25% pfd. (PIK)                                           351,000
                                                                                                            --------------
                     Total Preferred Stocks (cost $13,608,877)                                              $   12,279,967

UNITS (1.1%) (a)
NUMBER OF UNITS                                                                                                      VALUE
--------------------------------------------------------------------------------------------------------------------------
                600  Australis Media, Ltd. units stepped-coupon 0s,
                       (15 3/4s, 5/15/00), 2003 (In default) (Australia) (STP) (NON)                        $        4,500
                480  Bestel S.A.de CV units, stepped-coupon zero %
                       (12 3/4s,5/15/03), 2005 (Mexico) (STP)                                                      268,800
                460  Birch Telecom, Inc. 144A units 14s, 2008                                                      404,800
                 91  Celcaribe S.A. 144A units 13 1/2s, 2004 (Colombia)                                          1,820,000
              2,142  Diva Systems Corp. 144A units stepped-coupon zero %
                       (13s, 5/15/01), 2008 (STP)                                                                  728,280
              2,050  Firstworld Communication 144A units stepped-coupon
                       zero%, (13s, 4/15/03), 2008 (STP)                                                           615,000
             11,765  Fitzgerald Gaming Co. $3.75 units 15s, 2005                                                    58,825
                700  ICO Global Communications (Holdings) Ltd. units
                       15s, 2005                                                                                   600,600
              1,380  Long Distance International, Inc. 144A units 12 1/4s, 2008                                  1,324,800
                560  Mediq, Inc. 144A units 13s, 2009                                                              280,000
                280  Onepoint Communications, Inc. units 14 1/2s, 2008                                             204,400
                840  Pegasus Shipping 144A units company guaranty
                       zero %, 2008                                                                                386,400
              1,380  Rhythms Netcon 144A units stepped-coupon zero %
                       (13 1/2s, 5/15/03), 2008 (STP)                                                              552,000
                860  Startec Global Communications Corp. units 12s, 2008                                           743,900
                370  Telehub Communications Corp. units stepped-coupon
                       zero%, (13 7/8s,7/31/02), 2005 (STP)                                                        196,100
                335  Transamerican Refining, Inc. 144A units 16s, 2003                                             224,450
                500  XCL Ltd. units sr. sec. notes 13 1/2s, 2004                                                   525,000
                                                                                                            --------------
                     Total Units (cost $10,682,883)                                                         $    8,937,855

ASSET-BACKED SECURITIES (0.7%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
     $    1,096,000  Chemical Master Credit Card Trust Ser. 95-2, Class A,
                       6.23s, 2003                                                                          $    1,121,000
            350,000  Contimortgage Home Equity Loan Trust Ser. 97-1,
                       Class M2, 7.67s, 2028                                                                       357,655
          3,280,000  Green Tree Financial Corp. Ser. 98-2, Class A5, 6.24s, 2016                                 3,356,106
            975,137  Green Tree Recreational Equipment & Cons Ser. 97-B,
                       Class A1, 6.55s, 2028                                                                     1,002,639
                                                                                                            --------------
                     Total Asset-Backed Securities (cost $5,738,004)                                        $    5,837,400
--------------------------------------------------------------------------------------------------------------------------

BRADY BONDS (0.4%) (a)(cost $4,217,415)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
     $    6,380,925  Venezuela (Government of) deb., Ser. A, FRB 6 3/4s, 2007                               $    3,445,700

COMMON STOCKS (0.3%) (a)
NUMBER OF SHARES                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
             21,270  American Mobile Satellite Corp. (NON)                                                  $      111,668
                150  AmeriKing, Inc. (NON)                                                                           6,000
              2,955  Axia Holding Inc. 144A                                                                         44,325
             13,880  CellNet Data Systems, Inc. (NON)                                                               83,280
             17,630  Chattem, Inc. (NON)                                                                           481,519
             12,124  Chesapeake Energy Corp. (NON)                                                                  14,397
              4,500  Exide Corp.                                                                                    51,750
              3,033  Hedstrom Holdings, Inc. 144A                                                                    3,791
              3,770  IFINT Diversified Holdings 144A (NON)                                                          28,275
              5,887  Lady Luck Gaming Corp. (NON)                                                                   30,907
                175  Mothers Work, Inc. (NON)                                                                        1,881
             24,918  NEXTEL Communications, Inc. Class A (NON)                                                     503,032
                255  Paging Do Brazil Holdings Co., LLC Class B, (Brazil)                                                3
                327  Premium Holdings L.P. 144A (NON)                                                                1,308
             71,533  PSF Holdings LLC Class A (acquired 5/29/98,
                       cost $2,464,371) (NON) (RES)                                                              1,253,258
              2,444  RSL Communications, Ltd. Class A (NON)                                                         66,294
             10,050  Specialty Foods Acquisition Corp. 144A (NON)                                                      503
                                                                                                            --------------
                     Total Common Stocks (cost $4,200,458)                                                  $    2,682,191

CONVERTIBLE BONDS AND NOTES (0.3%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
     $    2,190,000  APP Global Finance Ltd. 144A cv. company guaranty
                       3 1/2s, 2003 (United Kingdom)                                                        $      832,200
            280,000  APP Global Finance (V) Ltd. 144A cv. sec. 2s, 2000
                       (United Kingdom)                                                                            165,200
            164,000  GST Telecommunications, Inc. cv. sr. disc. notes
                       stepped-coupon zero %, (13 7/8s, 12/15/00), 2005 (STP)                                      213,200
            290,000  Integrated Device Technology, Inc. cv. sub. notes 5 1/2s, 2002                                195,750
            650,000  WinStar Communications. Inc. 144A cv. sr. disc. notes
                       stepped-coupon zero % (14s, 10/15/00), 2005 (STP)                                           845,000
                                                                                                            --------------
                     Total Convertible Bonds and Notes (cost $3,314,312)                                    $    2,251,350

WARRANTS (0.2%) (a)(NON)
NUMBER OF WARRANTS                                                                              EXPIRATION DATE      VALUE
--------------------------------------------------------------------------------------------------------------------------
              1,235  Allegiance Telecom, Inc.                                                   2/3/08      $       19,760
                750  American Mobile Satellite Corp.                                            4/1/08               3,533
             32,500  Becker Gaming Corp. 144A                                                   11/15/00               325
              6,825  Capital Gaming International, Inc.                                         2/1/99                 273
              2,428  Cellnet Data Systems, Inc.                                                 10/1/07             97,120
              1,220  Club Regina, Inc. 144A                                                     4/15/06              7,320
              1,910  Colt Telecommunications Group PLC                                          12/31/06           573,000
              1,500  Comunicacion Cellular 144A (Colombia)                                      11/15/03            99,000
                 85  Concentric Network Corp.                                                   12/15/07             7,650
              3,442  Consorcio Ecuatoriano 144A (Equador)                                       10/1/00              1,291
              1,200  County Seat Holdings, Inc.                                                 10/15/98                24
                615  Covad Communications Group 144A                                            3/15/08              6,150
                475  Diva Systems Corp.                                                         5/15/06            133,000
             13,975  DTI Holdings Inc.                                                          3/1/08              13,975
                 10  E. Spire Communications, Inc.                                              11/1/05                700
                460  Epic Resorts                                                               6/15/05                  5
                255  Esat Holdings, Inc. (Ireland)                                              2/1/07               8,925
                500  Fitzgerald Gaming Co. 144A                                                 3/15/99                 50
              8,151  Fitzgerald Gaming Co.                                                      12/19/98                82
                770  Hyperion Telecommunications 144A                                           4/15/01             32,525
              9,768  Intelcom Group 144A                                                        10/15/05           263,736
                520  Interact Systems, Inc.                                                     8/1/03                   5
                700  Intermedia Communications                                                  6/1/00              72,653
                245  International Wireless Communications
                       Holdings 144A                                                            8/15/01                 25
                400  Iridium World Com 144A                                                     7/15/05             48,000
              2,085  KMC Telecom Holdings, Inc.                                                 4/15/08             33,360
              1,180  Knology Holdings, Inc. 144A                                                10/15/07             1,770
              1,470  Louisiana Casino Cruises, Inc. 144A                                        12/1/98             77,910
                930  McCaw International Ltd.                                                   4/15/07              3,720
                840  MGC Communications, Inc. 144A                                              10/1/04             41,563
                750  NEXTEL Communications Inc.                                                 4/15/07                  8
                620  Orbital Imaging Corp. 144A                                                 3/1/05              24,800
              1,840  Pagemart, Inc. 144A                                                        12/31/03            14,720
                990  Pathnet, Inc. 144A                                                         4/15/08             14,850
                960  Paxson Communications Corp. 144A                                           6/30/99                 10
                265  Spanish Broadcasting Systems 144A                                          6/30/99             54,325
                185  Sterling Chemicals Holdings                                                8/15/08              3,885
              1,260  UIH Australia/Pacific, Inc. 144A                                           5/15/06              6,300
                510  Versatel 144A                                                              5/15/08              5,100
                100  Wright Medical Technology, Inc. 144A                                       6/30/03              6,515
                                                                                                            --------------
                     Total Warrants (cost $892,672)                                                         $    1,677,963

CONVERTIBLE PREFERRED STOCKS (--%)(a)
NUMBER OF SHARES                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
                 30  Paxson Communications Corp. 144A 9.75% cv. pfd. (PIK)                                  $      300,000
                624  Viatel, Inc. Ser. A, $10.00 cv. pfd. (PIK)                                                     37,440
                                                                                                            --------------
                     Total Convertible Preferred Stocks (cost $432,086)                                     $      337,440

SHORT-TERM INVESTMENTS (4.0%) (a) (cost $32,381,902)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
        $32,377,000  Interest in $750,000,000 joint tri-party repurchase agreement dated September 30, 1998 with Goldman Sachs due
                       October 1, 1998 with respect to various U.S. Treasury
                       obligations -- maturity value of $32,381,902 for an
                       effective yield of 5.45%                                                             $   32,381,902
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments (cost $859,788,139) (b)                                              $  836,081,692
--------------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $814,341,822.

  (b) The aggregate identified cost on a tax basis is $859,893,202, resulting in gross unrealized appreciation and depreciation of $32,510,461 and $56,321,971, respectively, or net unrealized depreciation of $23,811,510.

(NON) Non-income-producing security.

(STP) The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin receiving interest at this rate.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at September 30, 1998 was $2,129,520 or 0.3% of net assets.

(PIK) Income may be received in cash or additional securities at the discretion of the issuer.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities
      Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      TBA after the name of a security represents to be announced securities (Note 1).

      The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes (FRN) are the current interest rates shown at September 30, 1998, which are subject to change based on the terms of the security.

      Distribution of investments by country of issue at September 30, 1998: (as percentage of Market Value)

          Brazil           1.00%
          France           1.66
          Germany          5.35
          Mexico           2.43
          United Kingdom   5.80
          United States   81.20
          Other            2.56
                          -----
          Total           100.0%
                          =====

-------------------------------------------------------------------------------
Forward Currency Contracts to Buy at September 30, 1998
(aggregate face value $93,759,034)
                                                                   Unrealized
                                     Aggregate Face     Delivery  Appreciation/
                        Market Value      Value           Date   (Depreciation)
-------------------------------------------------------------------------------
Australian Dollars       $  521,564    $  511,392       12/16/98      $10,172
Danish Krone                 90,156        85,886       12/16/98        4,270
Deutschemarks            52,230,436    50,375,196       12/16/98    1,855,240
Italian Lira                 42,302        40,733       12/16/98        1,569
Japanese Yen             41,747,472    42,584,140       12/16/98     (836,668)
Spanish Peseta              169,166       161,687       12/16/98        7,479
-------------------------------------------------------------------------------
                                                                   $1,042,062
-------------------------------------------------------------------------------
Forward Currency Contracts to Sell at September 30, 1998
(aggregate face value $190,813,455)
                                                                   Unrealized
                                     Aggregate Face     Delivery  Appreciation/
                        Market Value      Value           Date   (Depreciation)
-------------------------------------------------------------------------------
British Pounds         $ 38,587,190   $38,179,775       12/16/98   $ (407,415)
Deutschemarks            94,657,674    91,314,419       12/16/98   (3,343,255)
French Franc             13,532,138    12,938,381       12/16/98     (593,757)
Japanese Yen             46,985,680    47,850,212       12/16/98      864,532
Swedish Krona               534,309       530,668       12/16/98       (3,641)
-------------------------------------------------------------------------------
                                                                  $(3,483,536)
-------------------------------------------------------------------------------
TBA Sale Commitments at September 30, 1998
(Proceeds receivable $17,261,553)
                                       Principal       Settlement    Market
Agency                                   Amount           Date       Value
-------------------------------------------------------------------------------
FNMA, 6.5s, October 2028              $17,165,000       10/14/98  $17,454,574
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
September 30, 1998
Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $859,788,139) (Note 1)                                            $836,081,692
-----------------------------------------------------------------------------------------------
Cash                                                                                    532,590
-----------------------------------------------------------------------------------------------
Foreign currency (cost $488,602)                                                        512,139
-----------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                            15,075,582
-----------------------------------------------------------------------------------------------
Receivable for securities sold                                                       22,807,924
-----------------------------------------------------------------------------------------------
Receivable for open forward currency contracts                                        2,743,262
-----------------------------------------------------------------------------------------------
Receivable for closed forward currency contracts                                        121,054
-----------------------------------------------------------------------------------------------
Total assets                                                                        877,874,243

Liabilities
-----------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                 5,919,873
-----------------------------------------------------------------------------------------------
Payable for securities purchased                                                     33,166,496
-----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                          1,504,951
-----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                               89,926
-----------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                            22,345
-----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                              2,638
-----------------------------------------------------------------------------------------------
Payable for open forward currency contracts                                           5,184,736
-----------------------------------------------------------------------------------------------
Payable for closed forward currency contracts                                            40,824
-----------------------------------------------------------------------------------------------
TBA sales commitments at value (proceeds receivable $17,261,553)                     17,454,574
-----------------------------------------------------------------------------------------------
Other accrued expenses                                                                  146,058
-----------------------------------------------------------------------------------------------
Total liabilities                                                                    63,532,421
-----------------------------------------------------------------------------------------------
Net assets                                                                         $814,341,822

Represented by
-----------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                    $881,972,211
-----------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                           (13,561,328)
-----------------------------------------------------------------------------------------------
Accumulated net realized loss on investment and foreign
currency transactions (Note 1)                                                      (27,954,689)
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies                                                   (26,114,372)
-----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                         $814,341,822

Computation of net asset value
-----------------------------------------------------------------------------------------------
Net asset value per share ($814,341,822 divided by 100,014,650 shares)                    $8.14
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended September 30, 1998
Investment income:
-----------------------------------------------------------------------------------------------
Interest income:                                                                   $ 60,743,001
-----------------------------------------------------------------------------------------------
Dividends                                                                               914,098
-----------------------------------------------------------------------------------------------
Total investment income                                                              61,657,099

Expenses:
-----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                      4,894,677
-----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                          870,840
-----------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                        32,281
-----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                          5,186
-----------------------------------------------------------------------------------------------
Reports to shareholders                                                                  80,047
-----------------------------------------------------------------------------------------------
Registration fees                                                                           150
-----------------------------------------------------------------------------------------------
Auditing                                                                                113,739
-----------------------------------------------------------------------------------------------
Legal                                                                                   182,859
-----------------------------------------------------------------------------------------------
Postage                                                                                 105,498
-----------------------------------------------------------------------------------------------
Exchange listing fees                                                                    30,301
-----------------------------------------------------------------------------------------------
Total expenses                                                                        6,315,578
-----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                             (172,585)
-----------------------------------------------------------------------------------------------
Net expenses                                                                          6,142,993
-----------------------------------------------------------------------------------------------
Net investment income                                                                55,514,106
-----------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                    (10,877,295)
-----------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                       1,434,016
-----------------------------------------------------------------------------------------------
Net realized gain on written options (Notes 1 and 3)                                     70,622
-----------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions                                   (5,403,571)
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of  assets and liabilities in
foreign currencies during the year                                                   (1,047,356)
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of investments, futures and
written options and TBA sale commitments during the year                            (35,942,636)
-----------------------------------------------------------------------------------------------
Net loss on investments                                                             (51,766,220)
-----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                               $  3,747,886
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                                      Year ended September 30
                                                                                -------------------------------
                                                                                           1998            1997
---------------------------------------------------------------------------------------------------------------
Increase in net assets
---------------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------------
Net investment income                                                              $ 55,514,106    $ 24,793,897
---------------------------------------------------------------------------------------------------------------
Net realized loss on investments and
foreign currency transactions                                                       (14,776,228)       (114,517)
---------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of
investments and assets and liabilities in foreign currencies                        (36,989,992)      7,551,885
---------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                  3,747,886      32,231,265
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
---------------------------------------------------------------------------------------------------------------
    From net investment income                                                      (55,414,822)    (24,795,303)
---------------------------------------------------------------------------------------------------------------
Shares issued in connection with the merger of
Putnam Intermediate Government Income Trust (Note 5)                                528,345,195              --
---------------------------------------------------------------------------------------------------------------
Shares repurchased (Note 4)                                                                  --      (2,308,913)
---------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                        476,678,259       5,127,049

Net assets
---------------------------------------------------------------------------------------------------------------
Beginning of year                                                                   337,663,563     332,536,514
---------------------------------------------------------------------------------------------------------------
End of year (including distributions in excess of
net investment income of $13,561,328 and
$6,853,337 respectively)                                                           $814,341,822    $337,663,563
---------------------------------------------------------------------------------------------------------------

Number of fund shares
---------------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of year                                              38,435,338      38,737,138
---------------------------------------------------------------------------------------------------------------
Shares issued in connection with the merger of
Putnam Intermediate Government Income Trust (Note 5)                                 61,579,312              --
---------------------------------------------------------------------------------------------------------------
Shares repurchased                                                                           --        (301,800)
---------------------------------------------------------------------------------------------------------------
Shares outstanding at end of year                                                   100,014,650      38,435,338
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)


------------------------------------------------------------------------------------------------------------------------------------

Per-share
operating performance                                                        Year ended September 30
------------------------------------------------------------------------------------------------------------------------------------
                                                     1998             1997             1996             1995             1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                 $8.79            $8.58            $8.38            $8.13            $8.91
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .71              .64              .63              .67              .62
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                           (.67)             .21              .19              .21             (.71)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                 .04              .85              .82              .88             (.09)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.69)            (.64)            (.61)            (.49)            (.55)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                     --               --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                         --               --               --               --             (.06)
------------------------------------------------------------------------------------------------------------------------------------
From return of capital                                 --               --             (.01)            (.14)            (.08)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.69)            (.64)            (.62)            (.63)            (.69)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                       $8.14            $8.79            $8.58            $8.38            $8.13
------------------------------------------------------------------------------------------------------------------------------------
Market value,
end of period                                      $7.750           $8.125           $7.500           $7.375           $7.250
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at market value (%)(a)                               3.91            17.54            10.34            10.90            (5.57)
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                   $814,342         $337,664         $332,537         $326,735         $317,296
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                             .92             1.04              .99             1.03              .92
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            8.13             7.47             7.44             8.24             7.18
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                             179.84(c)        220.61           232.90           219.63           204.92
------------------------------------------------------------------------------------------------------------------------------------

(a) Total investment return does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended September 30,1995 and thereafter includes amounts paid through expense offset arrangements (Note 2).

(c) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam Intermediate Government Income Trust.




Notes to financial statements
September 30, 1998

Note 1
Significant accounting policies

Putnam Master Intermediate Income Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company and is authorized to issue an unlimited number of shares. The fund's investment objective is to seek, with equal emphasis, high current income and relative stability of net asset value, by allocating its investments among the U.S. taxable investment grade sector (formerly the U.S. government sector), high-yield sector and international sector.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees. Market quotations are not considered to be readily available for long-term corporate bonds and notes; such investments are stated at fair value on the basis of valuations furnished by a pricing service, approved by the Trustees, which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Discounts on zero coupon bonds, original issue discount bonds, stepped-coupon bonds and payment in kind bonds are accreted according to the yield-to-maturity basis. Any premium resulting from the purchase of stepped-coupon securities in excess of maturity value is amortized on a yield-to-maturity basis.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

H) TBA purchase commitments The fund may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 1.0% from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security valuation" above.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for their portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

I) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

J) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At month September 30, 1998, the fund had a capital loss carryover of approximately $19,897,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover         Expiration
--------------     ------------------
 $ 8,261,000       September 30, 1999
     253,000       September 30, 2001
   7,035,000       September 30, 2003
   2,793,000       September 30, 2004
   1,555,000       September 30, 2005

K) Distributions to shareholders Distributions to shareholders are recorded by the fund on the ex-dividend date. At certain times, the fund may pay distributions at a level rate even though, as a result of market conditions or investment decisions, the fund may not achieve projected investment results for a given period. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, post-October loss deferrals, dividends payable, accretion/amortization adjustments, defaulted bond interest, paydown gains and losses on mortgage-backed securities, market discount, and interest on payment-in-kind securities. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended September 30, 1998, the fund reclassified $6,807,275 to increase distributions in excess of net investment income and $486,314 to increase paid-in-capital, with a decrease to accumulated net realized losses on investments of $6,320,961. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average weekly net assets of the fund. Such fee is based on the following annual rates: 0.75% of the first $500 million of average weekly net assets, 0.65% of the next $500 million, 0.60% of the next $500 million, and 0.55% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended September 30, 1998, fund expenses were reduced by $172,585 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $890 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchase and sales of securities

During the year ended September 30, 1998, purchases and sales of investment securities other than U.S. government obligations and short-term investments aggregated $462,234,405 and $634,079,917, respectively. Purchases and sales of U.S. government obligations aggregated $664,684,353 and $487,728,231, respectively. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Written option transactions during the year are summarized as follows:

                                       Contract           Premiums
                                        Amounts           Received
--------------------------------------------------------------------
Written options
outstanding at
beginning of year                    $ 2,995,100           $37,288
--------------------------------------------------------------------
Options opened                        10,500,000            33,234
--------------------------------------------------------------------
Options expired                       13,495,100            70,522
--------------------------------------------------------------------
Options closed                                --                --
--------------------------------------------------------------------
Written options
outstanding at
end of year                          $        --           $    --
--------------------------------------------------------------------

Note 4
Share Repurchase Program

In November 1994, the Trustees authorized the fund to repurchase up to 1,950,000 of its shares in the open market. Repurchases will only be made when the fund's shares are trading at less than net asset value and at such times and amounts as is believed to be in the best interest of the fund's shareholders. Any repurchases of shares will have the effect of increasing the net asset value per share of remaining shares outstanding.

For the year ended September 30, 1998, the fund repurchased no shares. As of September 30, 1998, 570,000 shares have been repurchased since the inception of the program.

Note 5
Acquisition of Putnam
Intermediate
Government Income Trust

On January 23, 1998, the fund issued 61,579,312 shares to the shareholders of Putnam Intermediate Government Income Trust to acquire that fund's net assets in a tax-free exchange approved by the shareholders. The assets of the fund and Putnam Intermediate Government Income Trust on January 23, 1998, valuation date, were $329,648,831 and $528,345,195 respectively. On January 23, 1998, the fund had unrealized depreciation of $1,224,904. The aggregate net assets of the fund immediately following the acquisition were $857,994,026.


Federal tax information
(Unaudited)

The fund has designated 1.78% of the distributions from net investment income as qualifying for dividends received deduction for corporations.

The Form 1099 you receive in January 1999 will show the tax status of all distributions paid to your account in calendar 1998.



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT
ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
John A. Hill, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Jennifer E. Leichter
Vice President and Fund Manager

D. William Kohli
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our website (www.putnaminv.com) any time for up-to-date information about the fund's NAV.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

www.putnaminv.com
---------------------
BULK RATE
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

47021 074 11/98